UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2024

HF FOODS GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	001-38180 (Commission File No.)	81-2717873 (IRS Employer Identification No.)

6325 South Rainbow Boulevard, Suite 420 Las Vegas, Nevada (Address of principal executive offices)	89118 (Zip Code)

Registrant’s telephone number, including area code: (888)-905-0998

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	HFFG	Nasdaq Capital Market
Preferred Share Purchase Rights	N/A	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2024, 273 Fifth Avenue, L.L.C. (“Assignee”), a Delaware limited liability company and wholly owned subsidiary of the Company assumed the lease of the premises at 275 Fifth Avenue, New York, New York, dated as of July 2, 2018 (the "Lease"), as amended by that certain Amendment to Lease, dated as of January 21, 2021, (the “Amendment to Lease”), between 825 Broadway Realty, LLC, Samayabeneli RE LLC, AS 2 East 30, LLC, 273 Yoco LLC, and UBA 2 East 30, LLC (collectively, the “Landlord”), and Anheart Inc., a New York corporation and a former subsidiary of the Company (the “Assignor”), pursuant to an Assignment and Assumption of Lease Agreement (the “Assignment”), dated as of August 16, 2022 and effective between Assignor and Assignee as of April 30, 2024 (the “Effective Date”), when Landlord consent was obtained. Pursuant to the Assignment, the Assignor assigned to the Assignee all of its right, title and interest in the Lease.

The Lease covers a certain portion of the ground floor, lower level, and second floor of the building located at 275 Fifth Avenue, New York, New York, as more particularly described and illustrated in Exhibit A in the Lease. The Lease term ends on April 30, 2034, and is renewable at the option of the lessee for up to two additional 5-year terms. The Company shall pay the rent amounts due under the Lease as set forth in Exhibit E to the Lease.

The Lease, the Amendment to Lease, and the Assignment are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively and are incorporated herein by reference. The description of the Lease, the Amendment to Lease, and the Assignment herein do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2 and 10.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
10.1	Lease dated July 2, 2018, between Anheart Inc. and 825 Broadway Realty, LLC, Samayabeneli RE LLC, AS 2 East 30, LLC, 273 Yoco LLC, and UBA 2 East 30, LLC.
10.2	Amendment to Lease, dated as of January 21, 2021, between Anheart, Inc. and 825 Broadway Realty, LLC, Samayabeneli RE LLC, AS 2 East 30, LLC, 273 Yoco LLC, and UBA 2 East 30, LLC.
10.3	Assignment and Assumption of Lease Agreement, dated as of August 16, 2022 and effective as of April 30, 2024, between Anheart, Inc. and 273 Fifth Avenue, L.L.C.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF FOODS GROUP INC.

Date: May 6, 2024	/s/ Felix Lin
Felix Lin
President and Chief Operating Officer